Exhibit 25.1
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
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                                   FORM T-1

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                      13-4994650
(Jurisdiction of incorporation                                  (I.R.S. employer
if not a national bank)                                      identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                             43271
(Address of principal executive offices)                              (Zip Code)

                              Pauline E. Higgins
                 Vice President and Assistant General Counsel
                   JPMorgan Chase Bank, National Association
                      707 Travis Street, 4th Floor North
                             Houston, Texas 77002
                              Tel: (713) 216-1436
           (Name, address and telephone number of agent for service)
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                          USAA AUTO OWNER TRUST 2006-1
                          USAA AUTO OWNER TRUST 2006-2
                          USAA AUTO OWNER TRUST 2006-3
                          USAA AUTO OWNER TRUST 2006-4
                          USAA AUTO OWNER TRUST 2006-5
                          USAA AUTO OWNER TRUST 2007-1
                          USAA AUTO OWNER TRUST 2007-2
                          USAA AUTO OWNER TRUST 2007-3
                          USAA AUTO OWNER TRUST 2007-4
                  and each other USAA AUTO OWNER TRUST 200_-_
              that issues notes under the registration statement
             (Exact name of obligor as specified in its charter)


Delaware                                                       to be applied for
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

c/o Owner Trustee
Delaware
(Address of principal executive offices)                              (Zip Code)

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                              Asset Backed Notes
                       (Title of indenture securities)

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency, Washington, D.C.

              Board of Governors of the Federal Reserve System,
              Washington, D.C., 20551

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 15th day of March, 2006.

                                 JPMORGAN CHASE BANK, N.A.

                                 By        /s/ Aranka Paul
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                                      Aranka Paul
                                      Assistant Vice President


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